                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 16, 2002




                                  MedQuist Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    New Jersey                     0-19941                     22-2531298
------------------              --------------             -------------------
 (State or other                 (Commission                (I.R.S. Employer
   jurisdiction                      File                  Identification No.)
 of incorporation                   Number)
 or organization)




                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053
               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000
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Item 4. Changes in Registrant's Certifying Accountant

On July 16, 2002, MedQuist Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002. The Company's audit committee approved the foregoing actions.

Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. While the Company has received no information from Andersen that Andersen has a basis for disagreement with such statements, we have been informed that, in light of recent developments at Andersen, Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrant's certifying accountant.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or "reportable events," in each case in the manner contemplated by Items 304(a)(2)(i) and (ii) of Regulation S-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MEDQUIST INC.



Date: July 16, 2002              By:  /s/ Brian J. Kearns
                                 -------------------------------------------
                                 Name:    Brian J. Kearns
                                 Title:   Senior Vice President,
                                          Treasurer and Chief Financial Officer